CORTECH, INC.
                                 376 MAIN STREET
                                   P.O. BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-1881

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 21, 2001

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cortech, Inc. (the "Company") will be held on Monday, May 21, 2001 at 8:30 a.m., local time, at The Olde Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920 for the purpose of considering and acting upon the following matters:

     1. To elect two Class I directors to serve until their terms expire in 2004 or until their respective successors are duly elected and qualified;

     2. To ratify the selection of PricewaterhouseCoopers LLP as Independent Auditors of the Company for the fiscal year ended December 31, 2001.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s) or continuation(s) thereof.

     Only stockholders of record at the close of business on March 30, 2001, are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours by any stockholder for any purposes germane to the meeting, at the Company's offices at 376 Main Street, Bedminster, New Jersey 07921, for a period of at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person, however, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. If you attend the Annual Meeting, you may vote in person even though you returned a Proxy.

                                            By Order of the Board of Directors


                                            /s/ Paul O. Koether
                                            -------------------------------
                                            Paul O. Koether
                                            Chairman
Date: April 25, 2001


                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed Proxy as promptly as possible and return it in the enclosed envelope.

                                  CORTECH, INC.
                                 376 MAIN STREET
                                   P.O. BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-1881
                            ------------------------

                     PROXY STATEMENT FOR THE ANNUAL MEETING
                                  MAY 21, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     This Proxy Statement is being furnished to the stockholders of Cortech, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies, in the form enclosed, by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, May 21, 2001, at 8:30 a.m. at The Olde Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920, and at any and all adjournments, postponements or continuations thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number is (908) 234-1881.

     These proxy solicitation materials are first being mailed on or about April 25, 2001 to all stockholders entitled to vote at the Annual Meeting.

Voting Rights and Solicitation of Proxies

     Only stockholders of record at the close of business on March 30, 2001 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 1,847,809 shares of the Company's common stock, $.002 par value per share (the "Common Stock"), were issued and outstanding. The presence, either in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting.

     Holders of Common Stock are entitled to one vote, in person or by proxy, for each share of Common Stock owned on the Record Date.

     Valid proxies will be voted in accordance with the instructions indicated thereon. In the absence of contrary instructions, shares represented by valid proxies will be voted FOR the proposal to elect as directors the nominees listed under the caption "Election of Directors" and FOR the ratification of PricewaterhouseCoopers LLP as Independent Auditors for the fiscal year ended December 31, 2001. No other business is expected to come before the Annual Meeting but should any other matter requiring a vote of stockholders properly arise, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matter.

     Execution of the enclosed proxy card will not prevent a stockholder from attending the Annual Meeting and voting in person. Any proxy may be revoked at any time prior to the exercise thereof by delivering a written revocation or a new proxy bearing a later date to the Secretary of the Company, 376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, however, in and of itself constitute revocation of a proxy.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Abstentions and broker "non-votes" are included in the determination of the number of shares present at the meeting for quorum purposes. An abstention will have the same effect as a negative vote, but broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The Company's Certificate and Bylaws, each as amended, currently provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number or directors, with each class having a three-year term.

     The Company currently has a total of six directors, consisting of two Class I directors, whose terms expire in 2001; two Class II directors, whose terms expire in 2002; and two Class III directors, whose terms expire in 2003.

     The persons nominated for election have agreed to serve if elected, and management has no reason to believe that such nominees will be unable to serve. However, in the event that any of such nominees becomes unable or unwilling to accept nomination or election as a result of an unexpected occurrence, the shares represented by the enclosed proxy will be voted for the election of such substitute nominee as management may propose.

     Set forth below is biographical information for the persons nominated for election to the Board of Directors and each other person whose term of office as a director will continue after the Annual Meeting, including information furnished by them as to their principle occupations at present and for the past five years, certain directorships held by each, their ages as of April 25, 2001 and the year in which each continuing director became a director of the Company.

Nominees for Class I Directors

     Paul O. Koether, 64, Chairman and Director of the Company since September 1998, is principally engaged in the following businesses: (i) as Chairman and director of Kent Financial Services, Inc. ("Kent") since July 1987 and President since October 1990 and the general partner since 1990 of Shamrock Associates, an investment partnership which is the principal stockholder of Kent and (ii) various positions with affiliates of Kent, including Chairman since 1990 and a registered representative since 1989 of T. R. Winston & Company, Inc. ("Winston"), a retail broker dealer. Mr. Koether is also the President of Asset Value Management, Inc. ("AVM"), a wholly owned subsidiary of Kent. AVM is the sole general partner of Asset Value Fund Limited Partnership ("AVFLP"). Mr. Koether also has been Chairman since April 1988, President from April 1989 to February 1997 and director since March 1988 of Pure World, Inc., ("Pure World") and since December 1994 has been a director and since January 1995 has been Chairman of Pure World's wholly-owned subsidiary, Pure World Botanicals
Inc.("PWBI") a manufacturer and distributor of natural products. He is also Chairman and a director of Pure World's principal stockholder, Sun Equities Corporation, ("Sun") a private company. From July 1992 to January 2000, Mr. Koether was Chairman of Golf Rounds.com, Inc. ("Golf Rounds") which operates internet golf and skiing sites.

     John W. Galuchie, Jr., 48, a certified public accountant and President and Director of the Company since September 1998, is principally engaged in the following businesses: (i) Winston, as President since January 1990 and director since September 1989; (ii) Kent, in various executive positions since 1986;
(iii) Pure World, as Executive Vice President since April 1988 and for more than five years as Vice President and director of Sun. Mr. Galuchie is also the Vice President, Secretary and Treasurer of AVM, the sole general partner of AVFLP. Since September 1999, Mr. Galuchie has been a director and since March 2000, Chairman of Gish Biomedical, Inc., a medical device manufacturer and from September 2000, Chairman, President and director of General Devices, Inc., a company seeking an operating business. From December 1998 to June 1999, Mr. Galuchie was a director of HealthRite, Inc., a nutritional products company. From July 1992 to January 2000, Mr. Galuchie was Vice President, Treasurer and director of Golf Rounds.

Continuing Class II Directors

     Leonard M. Tannenbaum, 29, a chartered financial analyst and Director of the Company since November 1999, has been a Managing Partner at MYFM Capital, LLC, an investment banking firm since March 1998; a director of New World Coffee & Bagel, Inc., since March, 1999; a director of Assisted Living Concepts, Inc., a company that operates, owns and leases assisted living residences, since January 2001; a director of Timesys, an embedded Linux company since April 2000; a director of Transcentives.com, an internet holding company since April, 2000; and from September 2000, Vice President and director of General Devices, Inc. From June 1999 to June 2000, Mr. Tannenbaum was President of CollectingNation.com, LLC, an internet auction site; from April 1997 to April 1999, a principal with LAR Management, Inc.; from June 1996 to June 1997, Assistant Portfolio Manager at Pilgram Baxer; and from June 1994 to June 1996, Assistant Vice President and analyst in the Small Company Group at Merrill Lynch & Co.

     Sheri Perge, 43, Director of the Company since November 1999, recently joined Lend Lease Real Estate Investments as a Principal in their Mortgage Capital Group. In this role Ms. Perge will direct the portfolio acquisition activity on behalf of Lend Lease. Between December 1996 and March 2001, Ms. Perge served with GE Capital Real Estate as Director of Loan Acquisition and Director of Marketing. Prior to GE Capital, she held several positions with Crown NorthCorp and and it's predecessor NorthCorp Realty Advisors, Inc. from March 1990 through December 1996. These positions included Director of Contracting, Senior Marketing Manager and Director of Corporate Marketing.

Continuing Class III Directors

     James L. Bicksler, Ph.D., 63, Director of the Company since September 1998, is a Professor of Economics and Finance, Graduate School of Management, Rutgers University, a position he has held since 1969.

     Qun Yi Zheng, Ph.D., 43, Director of the Company since August 2000 has been Executive Vice President and Director of Science and Technology at PWBI since March 1996, and since November 2000, a director of Kent. From January 1995 to March 1996, Dr. Zheng was Technical Manager at Hauser Nutraceuticals, a division of Hauser Chemicals, Inc., a manufacturer and distributor of nutraceuticals.

Board Meetings and Committees

     During the fiscal year ended December 31, 2000, the Board of Directors held two meetings. The Board currently has an Audit Committee composed of Ms. Perge, as Chairman and Dr. Bicksler. The Audit Committee meets with the Company's independent auditors at least quarterly to review the results of the annual audit and discuss the financial statements and recommends to the Board the independent auditors to be retained. The Audit Committee held five meetings during 2000. The Board also has a Compensation Committee composed of Mr. Tannenbaum, as Chairman, Ms. Perge and Dr. Bicksler. The Compensation Committee is responsible for reviewing and determining compensation. The Compensation Committee held two meetings during 2000.

     During the year ended December 31, 2000, each Board member, attended all of the meetings of the Board and of the committees on which they served, held during the period for which each was a director or committee member, respectively.

Director's Fees

     Directors who are not employees of the Company receive a monthly fee of $500 plus $1,000 for each day of attendance at board and committee meetings and $500 for each day of attendance telephonically at board and committee meetings. During 2000, the Company paid directors fees in the aggregate amount of $33,000.

                                   PROPOSAL 2
              RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     PricewaterhouseCoopers, LLP ("PWC") served as the Company's independent public auditors for the fiscal year ended December 31, 2000, and the Board of Directors, upon the recommendation of the Audit Committee, has appointed PWC to be the Company's independent auditors for 2001. Although not required to do so, upon the recommendation of the Audit Committee, the Board is submitting to the shareholders for ratification at this meeting the appointment of PWC as its independent auditors for 2001. The Company expects that the stockholders will approve this proposal, but if the proposal is not approved, the Board will revisit its decision to appoint PWC as the Company's independent auditors for 2001. It is not expected that a representative of PWC will be present at the Annual Meeting.

     The services to be provided by PWC in 2001 will include performing the audit of the 2001 financial statements and reviewing quarterly reports. PWC, a nationally known firm, has no direct or indirect interest in the Company.

AUDIT FEES

     The aggregate fees billed to the Company by PWC for professional services rendered for the audit of the Company's annual financial statements for 2000 and the reviews of the financial statements included in the Company's Forms 10-QSB for 2000 were $18,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PWC did not render any services to the Company during 2000 related to financial information systems design and implementation. Therefore, the Company was not billed for any services of that type.

                              BENEFICIAL OWNERSHIP

Security Ownership of Officers, Directors,
  Nominees and Certain Stockholders

     The following table sets forth the beneficial ownership of Common Stock of the Company as of the March 31, 2001, by each person who was known by the Company to beneficially own more than 5% of the Common Stock, by each current director and Nominee and by all current directors, Nominees and officers as a group:


                                                 Number of Shares           Approximate
          Name and Address of                    of Common Stock              Percent
            Beneficial Owner                   Beneficially Owned(1)         of Class
         ----------------------                ------------------         ---------------

         Asset Value Fund Limited                   725,600                   39.27%
          Partnership (2)
          376 Main Street
          PO Box 74
          Bedminster, NJ 07921

         Paul O. Koether (2) (3)                    750,600                   40.62%
          211 Pennbrook Road
          PO Box 97
          Far Hills, NJ 07931

         John W. Galuchie, Jr.(2) (3)               742,267                   39.81%
          376 Main Street
          PO Box 74
          Bedminster, NJ 07921

         James L. Bicksler                            3,333                        *
          96 Inwood Ave
          Upper Montclair, NJ 07043

         Leonard M. Tannenbaum                       10,333                        *
          700 Scarsdale Avenue #2C
          Scarsdale, NY 10583

         Sheri Perge                                  4,333                        *
          12630 Breckenridge
          Dallas, TX 75230

         Qun Yi Zheng                                 3,333                        *
          375 Huyler Street
          South Hackensack, NJ 07606



                                               Number of Shares              Approximate
           Name and Address of                  of Common Stock                Percent
            Beneficial Owner                  Beneficially Owned(1)           of Class
         ----------------------               ------------------           ---------------

         Sue Ann Itzel (2) (3)                      733,933                   39.54%
           376 Main Street
           PO Box 74
           Bedminster, NJ 07921

         Biotechnology Value Fund(4)                355,783                   19.25%
          227 West Monroe Street
          Suite 4800
          Chicago, IL 60606

         All directors and officers                 796,932                   42.25%
         as a group (7 persons)
         -----------------------------------
         * Represents less than one percent.


(1) This table is based upon information supplied by the Company's officers, directors and principal stockholders and Schedule 13D filed with the Securities Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 1,847,809 shares outstanding on March 31, 2001, adjusted as required by rules promulgated by the SEC. Included in such number of shares benefically owned are shares subject to options currently exercisable or becoming exercisable within 60 days: John W. Galuchie, Jr. (16,667); James L. Bicksler (3,333); Sheri Perge (3,333); Leonard M. Tannenbaum (3,333); Qun Yi Zheng (3,333); Sue Ann Itzel (8,333); and all directors and officers as a group (38,332).

(2) The sole general partner of Asset Value Fund Limited Partnership ("Asset Value") is Asset Value Management, Inc. ("AVM"), a Delaware corporation and wholly-owned subsidiary of Kent Financial Services Inc. ("Kent"), a Delaware corporation. Mr. Koether is the Chairman and President of Kent and the President of AVM. Mr. Galuchie is the Executive Vice President and Treasurer of Kent and Vice President, Secretary and Treasurer of AVM and Ms. Itzel is the Assistant Secretary and Assistant Treasurer of AVM and Secretary of Kent.

(3) Includes 725,600 shares held by Asset Value. Mr. Koether, Mr. Galuchie and Ms. Itzel disclaim beneficial ownership of those shares.

(4) According to Schedule 13G/A filed on February 14, 2001 on behalf of Biotechnology Value Fund L.P., Biotechnology Value Fund II L.P., BVF Partners L.P., BVF, Inc., and BVF Investments L.L.C. (collectively "Biotechnology Value Fund").

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act as amended and the regulations and rules promulgated thereunder require that the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Principal Owners"), (i) file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the National Association of Securities Dealers and (ii) furnish copies of these filings to the Company.

     Based solely on the Company's review of the copies of such forms it has received and representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all its officers, directors and Principal Owners complied with all filing requirements applicable to them with respect to transactions during 2000.

                             EXECUTIVE COMPENSATION

     The table below sets forth for the fiscal years ended December 31, 2000, 1999 and 1998, the compensation of any person who, as of December 31, 2000, was an Executive Officer of the Company or with annual compensation in excess of $100,000 ("Executive Officers").

                           Summary Compensation Table


                                                                                 Long-Term Compensation
                                          Annual Compensation                            Award
                                    -------------------------------        -----------------------------------
                                                                           Securities
Name and                                                                   Underlying           All Other
Principal Position                  Year        Salary       Bonus           Options          Compensation(1)
------------------                  ----        ------       -----         ------------       ------------

Paul O. Koether (2)                 2000    $       -      $    -             75,000            $      -
   Chief Executive                  1999            -           -                  -                   -
   Officer and                      1998            -           -                  -                   -
   Chairman of the
   Board

John W. Galuchie, Jr. (2)           2000    $       -      $    -             50,000            $      -
   President                        1999            -           -                  -                   -
                                    1998            -           -                  -                   -

Kenneth R. Lynn (3)                 2000    $       -      $    -                  -            $      -
   Former President,                1999            -           -                  -                   -
   Chief Executive Officer          1998      135,975           -                  -             459,887
   and Chairman of
   the Board

Diarmuid Boran (4)                  2000    $       -      $    -                  -            $      -
   Former Vice President            1999            -           -                  -             109,400
   Corporate Development            1998      140,375           -                  -               1,707
   And Planning

--------------------

(1) Includes matching payments by the Company under its 401(k) Plan and premium paid by the Company for group term life insurance. For 1998, the amounts were $664 and $456, respectively, for Mr. Lynn and $1,404 and $304, respectively, for Mr. Boran. In addition, for Mr. Lynn, this amount includes severance benefits as more fully described in (3) below. For 1999, for Mr. Boran, this amount represents severance benefits.

(2) Mr. Koether, Mr. Galuchie and Ms. Itzel were elected to their current positions on September 20, 1998 and receive no compensation or fees for their services.

(3) Mr. Lynn left all positions with the Company as of May 18, 1998. In accordance with the prior Board's determination that Mr. Lynn's departure constituted a Termination Event under the Executive Compensation and Benefits Agreement dated as of October 14, 1997 between the Company and Mr. Lynn, Mr. Lynn was entitled to receive the benefits provided thereunder, subject to the modifications set forth in the letter agreement dated May 18, 1998 between Mr. Lynn and the prior
         Board: (i) the lump sum salary continuation payment was limited to 20 months salary or $441,667, (ii) no pro rata bonus was paid, and (iii) all outstanding options held by Mr. Lynn were terminated and extinguished. Pursuant to the letter agreement, Mr. Lynn agreed to make himself available as a consultant to the Company through June 30, 1998 at a rate equal to half of his former rate of compensation; consulting fees totaling $17,100 were paid to Mr. Lynn during such period. In addition, the Company entered into an indemnity agreement with Mr. Lynn whereby it agreed to indemnify him against claims arising in connection with acts or omissions arising out of his service as a director, executive, employee, consultant and/or agent of the Company.

(4) Mr. Boran became an executive officer in 1995. In May 1998, Mr. Boran was appointed Chief Operating Officer and Acting Chief Financial Officer of the Company. Mr. Boran resigned effective December 31, 1998 and received as a severance benefit approximately nine months salary which included an arrangement to provide consulting services to the Company.

         Stock Option Grants and Exercises

         During 2000, 150,000 options were granted to the Named Executive Officers. No options were granted during 1999 or 1998.

             The table below contains information concerning the fiscal year-end value of unexercised options held by the Executive Officers.


                                                    Fiscal Year-End Options Values
                                     -------------------------------------------------------------
                                                                            Value of Unexercised
                                       Number of Unexercised                    In-the-Money
                                        Options at 12/31/00                  Options at 12/31/00
                                     Exercisable/Unexercisable           Exercisable/Unexercisable
                                     -------------------------           -------------------------
Name
----

Paul O. Koether                          25,000 / 50,000                    $ 22,265 / $ 44,530
John W. Galuchie, Jr.                    16,666 / 33,334                      14,843 /   29,687
Sue Ann Itzel                             8,333 / 16,667                       7,422 /   14,843


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indemnification
---------------

     The Company's Certificate of Incorporation and Bylaws provide, among other things, that the Company will indemnify each officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings to which he is or may be made a party by reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law.

Severance Agreements
--------------------

     Kenneth R. Lynn and Diarmuid Boran entered into certain arrangements with Cortech which provided for certain payments and benefits.

Management Fee
--------------

     A management fee of $15,000 per month is paid to Asset Value Fund Limited Partnership for management services performed for the Company.

                             STOCKHOLDERS' PROPOSALS

     Any stockholder who desires to present proposals to the next annual meeting and to have such proposals set forth in the proxy statement mailed in conjunction with such annual meeting must submit such proposals to the Company not later than December 26, 2001. All stockholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission.

                             ADDITIONAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 accompanies this Proxy Statement.

     Your cooperation in promptly marking, signing, dating and mailing the enclosed proxy card will be greatly appreciated.

                                       By Order of the Board of Directors


                                       /s/ Paul O. Koether
                                       --------------------------------------
                                       PAUL O. KOETHER
                                       Chairman

Dated: April 25, 2001

                                  CORTECH, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 21, 2001


     The undersigned hereby appoints Paul O. Koether and John W. Galuchie, Jr., or either of them, as proxies with full power of substitution to vote all shares of common stock, par value $.002 per share, of Cortech, Inc. which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Cortech, Inc. to be held on Monday, May 21, 2001 and at any adjournment(s), postponement(s) or continuation(s) thereof. The proxies are instructed on the reverse side. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment(s), postponement(s) or continuation(s) thereof.

                 (continued and to be signed on the other side)






     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE PERSONS NAMED HEREON AS A DIRECTOR, "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS AND "FOR" SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE. BY MARKING, SIGNING, DATING AND RETURNING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES ALL PRIOR PROXIES.

ITEM 1. To elect the nominees whose names appear below as Class I directors for a term of three years or until their successors are duly elected and qualified:

      ___   FOR nominees listed below (except as marked to the contrary below)


      ___   WITHHOLD AUTHORITY to vote for nominee(s) listed below


            _____________________________________________________



                     Nominees:
                                        Paul O. Koether
                                        John W. Galuchie, Jr.

ITEM 2. To ratify the selection of PricewaterhouseCoopers LLP as Independent Auditors of the Company for the fiscal year ended December 31, 2001.

      ___   FOR


      ___   WITHHOLD AUTHORITY


ITEM 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed hereon by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1 AND "FOR" ITEM 2. A proxy submitted which either gives no direction or which "abstains" on all issues, will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature                                   Date                          , 2001
          ---------------------------------      -------------------------
           Signature and title or authority


Signature                                   Date                          , 2001
          ---------------------------------      -------------------------
           Signature if held jointly

IMPORTANT: Signature(s) should agree with name(s) as printed on this proxy. When shares are held by Joint Tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.